SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  18)

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   / Preliminary proxy statement

/ X / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is  calculated  and state how it was determined.

                    OPPENHEIMER MULTI-SECTOR INCOME TRUST

              6803 South Tucson Way, Centennial, Colorado 80112

                   Notice of Annual Meeting of Shareholders
                           To Be Held July 23, 2004

To the Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders (the
"Meeting") of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Centennial, Colorado 80112, at 1:00 P.M., Mountain
time, on July 23, 2004, or any adjournments thereof (the "Meeting"), for the following purposes:

(1)   To elect four Trustees in Class B to hold office until the term of such class shall expire in 2007, or until their successors are elected and shall qualify;

 (2)  To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing
      November 1, 2003 (Proposal No. 1); and

 (3)  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 18, 2004 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the attached Proxy Statement.  Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted.  The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO
MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY BALLOT PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary

June 9, 2004
-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

680

                    OPPENHEIMER MULTI-SECTOR INCOME TRUST

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer Multi-Sector Income Trust (the "Fund") have asked that you vote on several matters at the Annual Meeting of
            Shareholders to be held on July 23, 2004.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on May 18, 2004 are entitled to vote at the Meeting or any adjournment of the
            Meeting. Shareholders are entitled to cast one vote per share
            (and a fractional vote for a fractional share) for each matter presented at the Meeting. It is expected that the Notice of
            Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about June 9, 2004.

Q.    On What Matters am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees; and

2.    To ratify the section of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year
               commencing November 1, 2003. (Proposal 1)

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees; and

2.    FOR the ratification of the section of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 2003.

      Q.    How Can I Vote?

A.    You can vote in two (2) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting (if you are a record owner)

               Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the
            Proposals, your shares will be voted in favor of the Trustees'
            recommendations.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding
            a
            written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person (if you are a record owner).

Q.    How Can I Get More Information About the Fund?

            Copies of the Fund's annual report dated October 31, 2003 and semi-annual report dated April 30, 2003 have previously been mailed to Shareholders. If you would like to have copies of the
            Fund's most recent annual or semi-annual reports sent to you free of charge, please call us toll-free at 1.800.647.7374 or write to the Fund at Shareholder Financial Services, P.O. Box 173673,
            Denver, Colorado 80217-3673.

      Q.    Whom Do I Call if I Have Questions?

A.    Please call us at 1.800.647.7374.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.647.7374.

                    OPPENHEIMER MULTI-SECTOR INCOME TRUST

6803 South Tucson Way, Centennial, Colorado  80112

                               PROXY STATEMENT

                        Annual Meeting Of Shareholders
                           To Be Held July 23, 2004

This Proxy Statement is furnished to the shareholders of Oppenheimer
Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of
Shareholders to be held at 6803 South Tucson Way, Centennial, Colorado 80112, at 1:00 P.M., mountain time, on Monday, July 23, 2004 or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy
Statement will be made on or about June 9, 2004.  For a free copy of the annual report covering the operations of the Fund for the fiscal year ended
October 31, 2003, call the Fund's transfer agent, Shareholder Financial
Services, Inc., at 1.800.647.7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting.  The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee.  The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the
Proposal.

Shares owned of record by broker-dealers for the benefit of their customers
("street account shares") will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the
Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.  A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.
The cost of the preparation and distribution of these proxy materials is an expense of the Fund.  In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of
OppenheimerFunds, Inc., the Fund's investment advisor), or by officers or employees of the Fund's investment advisor (the "Manager"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the
Fund.

                                 ELECTION OF TRUSTEES

 The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms.  One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified.  At the Meeting, four Class B Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below as Trustees of the Fund.  The proxies being solicited hereby cannot be voted for more than four nominees.

        Each of the Class B Nominees, Robert G. Galli, Kenneth A. Randall,
Edward V. Regan, and Russell S. Reynolds, Jr., currently serves as a Trustee of the Fund.  All present Trustees of the Fund have been previously elected by the Fund's shareholders. Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.  Class B
Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the second class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below. Each of the Trustees serves as trustee or director of other funds in the Oppenheimer family of funds.  The Oppenheimer funds on which each of the Trustees currently serves are referred to as "Board I Funds" in this proxy statement.

      Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr. Murphy is an "interested trustee"
(as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "Investment Company Act") of the Fund, because he is affiliated with OppenheimerFunds, Inc. (the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      Mr. Reynolds has reported he has a controlling interest in The
Directorship Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual
Life Insurance Company (which controls the Manager) for fees of $137,500 for the calendar year ended December 31, 2002. Mr. Reynolds reported that The
Directorship Search Group did not provide consulting services to
Massachusetts Mutual Life Insurance Company during the calendar year ended
December 31, 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      Messrs. Galli and Spiro have had no material business or professional relationship with the Manager or its affiliates within the past two fiscal years.  However, within the past five years and before becoming Independent
Trustees they had been officers of the Manager.

      The Fund's Trustees and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial,
CO 80112-3924. Each Trustee serves for the term indicated below or until his or her resignation, retirement, death or removal.  All information is as of
December 31, 2003, except as otherwise indicated.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of May 18, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Class A
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.          Of Counsel (since 1993), Hogan & Hartson  None       over
Yeutter, Chairman   (a law firm). Other directorships:                   $100,000
of the Board of     Danielson Holding Corp. (since 2002);
Trustees,           formerly a director of Weyerhaeuser
Trustee since 1991  Corp. (1999-2004), Caterpillar, Inc.
Age: 73             (1993-December 2002), ConAgra Foods
                    (1993-2001), FMC (1993-2001) and Texas
term expires 2006   Instruments (1993-2001). Oversees 25
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,     Director (since 2002) Columbia Equity     None       $10,001-$50,000
Trustee since 2002  Financial Corp. (privately-held
Age: 52             financial adviser); Managing Director
                    (since 2002) Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
term expires 2006   1998-December 2001), Carmona Motley
                    Hoffman Inc. (privately-held financial
                    adviser); Managing Director (January
                    1992-December 1997), Carmona Motley &
                    Co. (privately-held financial adviser).
                    Oversees 25 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,    A trustee or director of other            None       Over
Trustee since 1993  Oppenheimer funds. Formerly Trustee (May             $100,000
Age: 70             2000-2002) of Research Foundation of
                    AIMR (investment research, non-profit)
term expires 2004   and Vice Chairman (October 1995-December
                    1997) of the Manager. Oversees 35
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.          A director of Dominion Resources, Inc.    None       Over
Randall, Trustee    (electric utility holding company);                  $100,000
since 1988          formerly a director of Prime Retail,
Age: 76             Inc. (real estate investment trust) and
                    Dominion Energy, Inc. (electric power
                    and oil & gas producer), President and
term expires 2004   Chief Executive Officer of The
                    Conference Board, Inc. (international
                    economic and business research) and a
                    director of Lumbermens Mutual Casualty
                    Company, American Motorists Insurance
                    Company and American Manufacturers
                    Mutual Insurance Company. Oversees 25
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,    President, Baruch College, CUNY; a        None       $50,001-$100,000
Trustee since 1993  director of RBAsset (real estate
Age: 74             manager); a director of OffitBank;
                    formerly Trustee, Financial Accounting
                    Foundation (FASB and GASB), Senior
term expires 2004   Fellow of Jerome Levy Economics
                    Institute, Bard College, Chairman of
                    Municipal Assistance Corporation for the
                    City of New York, New York State
                    Comptroller and Trustee of New York
                    State and Local Retirement Fund.
                    Oversees 25 investment companies in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.          Chairman (since 1993) of The              None       $10,001-$50,000
Reynolds, Jr.,      Directorship Search Group, Inc.
Trustee since 1989  (corporate governance consulting and
Age: 72             executive recruiting); a life trustee of
                    International House (non-profit
term expires 2004   educational organization), and a trustee
                    (since 1996) of the Greenwich Historical
                    Society. Oversees 25 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.          A director (since 1991) of the Institute  None       Over
Griffiths,          for Advanced Study, Princeton, N.J., a               $100,000
Trustee, since 1999 director (since 2001) of GSI Lumonics, a
Age: 65             trustee (since 1983) of Woodward
                    Academy, a Senior Advisor (since 2001)
                    of The Andrew W. Mellon Foundation. A
term expires 2005   member of: the National Academy of
                    Sciences (since 1979), American Academy
                    of Arts and Sciences (since 1995),
                    American Philosophical Society (since
                    1996) and Council on Foreign Relations
                    (since 2002). Formerly a director of
                    Bankers Trust New York Corporation
                    (1994-1999). Oversees 25 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,    Chairman Emeritus (since January 1991)    None       Over
Vice Chairman of    of the Manager. Formerly a director                  $100,000
the Board of        (January 1969-August 1999) of the
Trustees,           Manager. Oversees 25 portfolios in the
Trustee since 1988  OppenheimerFunds complex.
Age: 78

term expires 2005
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                    Years;                                    Range of   Beneficially
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Owned in
with Fund,          Trustee;                                  BeneficiallAny of the
Length of Service   Number of Portfolios in Fund Complex      Owned in   Oppenheimer
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of May 18, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       director (since June 2001) and President              $100,000
Trustee since 2001  (since September 2000) of the Manager;
Age: 54             President and a director or trustee of
                    other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
Class A             Manager's parent holding company) and of
Trusteeterm         Oppenheimer Partnership Holdings, Inc.
expires 2007        (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 72 portfolios as
                    Trustee/Director and 10 portfolios as
                    Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Vote Required.  The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee.
The Board of Trustees recommends a vote for the election of each nominee.

A.  General Information Regarding the Board of Trustees.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 2003. Each of the incumbent Trustees was present for at least 75% of aggregate the number of Board of Trustees meetings and all committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees

The Board of Trustees has appointed four standing committees: an Audit
Committee, a Regulatory & Oversight Committee, a Governance Committee, and a
Proxy Committee.

      The Audit Committee is comprised solely of Independent Trustees.  The members of the Audit Committee are Edward Regan (Chairman), Kenneth Randall
and Russell Reynolds. The Audit Committee held six meetings during the Fund's fiscal year ended October 31, 2003. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.  The Committee reviewed and discussed the audited financial statements with management and the independent auditors, discussed matters required to be discussed with the independent auditors, received the required written disclosures and letter from the independent auditors, discussed the independence of the auditors with the independent auditors and based on these discussions and review recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report for the fiscal year ended October 31, 2003.  The Fund has adopted an Audit Committee Charter. A copy of the charter was  attached as
Appendix A to the Fund's Proxy Statement dated March 19, 2003.  The Board of
Trustees does not have a standing nominating or compensation committee.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
Committee held six meetings during the Fund's fiscal year ended October 31,
2003. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
Chairman), Phillip Griffiths and Kenneth Randall.  The Governance Committee
held three meetings during the Fund's fiscal year ended October 31, 2003. The
Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held two meetings during the
Fund's fiscal year ended October 31, 2003.  The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

      The Board is responsible for approving nominees for election as trustees.  To assist in this task, the Board has designated the Governance
Committee as the nominating committee for the Board.   It reviews and
recommends nominees to the Board. The Committee is comprised entirely of
Independent Trustees as defined in Investment Company Act of 1940.

      The Governance Committee charter describes the responsibilities of the
Committee in nominating candidates for election as Independent Trustees of the Fund.  The Fund's Board has adopted a written charter for the Committee.
A current copy of the Governance Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.
                                                ------------------------

      Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board will consider candidates for Board membership including those recommended by
Fund shareholders.  The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's investment advisors.  The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the
Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds,
Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the
Board of Trustees of Oppenheimer Multi-Sector Income Trust, c/o the Secretary
of the Fund.

      The Committee's process for identifying and evaluating nominees for trustee includes a number of factors.  In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Fund, and diversity relative to the Board's composition.  Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      Shareholders of the Fund who wish to communicate with the Board should address their correspondence to the Board of Trustees of Oppenheimer
Multi-Sector Income Trust, c/o the Secretary of the Fund at 6803 South Tucson
Way, Centennial, CO  80112.   If your correspondence is intended for a
particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as a group, or to an individual Trustee. Communications are forwarded to all Trustees or to a specifically addressed Trustee if they relate to important substantive matters. In general, communications relating to corporate governance are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.  Communications that are primarily commercial in nature, relate to an improper or irrelevant topic, or require investigation to verify their content may not be forwarded. Members of the
Board may, at any time, request copies of any such correspondence.

      Board members may, in their discretion, choose to attend a meeting of the Fund's shareholders.  Of the Fund's nine Trustees, none attended the most recent meeting of the Fund's shareholders on May 1, 2003.

C.  Additional Information Regarding Trustees.

      The Fund's Independent Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board I Fund for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund and one of the Trustees of the Fund (Mr.
Murphy) who are affiliated with the Manager receive no salary or fee from the
Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended October 31,
2003. The compensation from all 25 of the Board I Funds (including the Fund)
represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the boards of those funds during the calendar year 2003.

-------------------------------------------------------------------------------------
Trustee Name and         Aggregate    Retirement      Estimated          Total
                                                                         Compensation
                                                                          From All
                                                                         Oppenheimer
                                                       Annual             Funds For
                                       Benefits      Retirement             Which
Other Fund                            Accrued as   Benefits to be        Individual
Position(s)            Compensation  Part of Fund     Paid upon           Serves As
(as applicable)         From Fund1    Expenses 2     Retirement3         Trustee/Director
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K. Yeutter        $1,2664         $0           $36,372         $152,079
Chairman of the Board
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli           $1,072          $0          $55,6785         $213,5366
Regulatory &
Oversight Committee
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Griffiths          $6747          $0           $10,256          $74,500
Regulatory &
Oversight Committee
Member and Governance
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy8                 $646           $0          $133,352          $43,425
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein8         $838           $0          $115,270          $75,076
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley             $6209          $0             $0             $68,900
Governance Committee
Acting Chairman and
Regulatory &
Oversight Committee
Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B. Moynihan8     $854           $0           $57,086          $88,229

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A. Randall         $880           $0           $74,471          $93,989
Audit Committee
Member and Governance
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan            $915           $0           $46,313          $98,983
Proxy Committee
Chairman and Audit
Committee Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S. Reynolds,       $707           $0           $48,991          $77,002
Jr.
Proxy Committee
Member and Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald Spiro               $596           $0          $9,39610          $64,080
-------------------------------------------------------------------------------------

1.    Aggregate   compensation  from  the  Fund  includes  fees  and  deferred compensation, if any, for a Trustee.
2.    No retirement  benefit expenses were accrued by the Fund during its last fiscal year for a Trustee.
3.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
      based on a straight life payment plan election with the  assumption  that a
      Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
      "Retirement Plan for Trustees."
4.    Includes  $316 deferred by Mr.  Yeutter under the Deferred  Compensation
      Plan described below.
5.    Includes  $24,989  estimated  to be paid to Mr.  Galli for  serving as a trustee or director of 10 other  Oppenheimer  funds that are not Board I
      Funds.
6.    Includes  $96,000  paid to Mr.  Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
7.    Includes $674 deferred by Mr. Griffiths under the Deferred  Compensation
      Plan described below.
8.    Messrs.  Levy and Lipstein and Ms. Moynihan retired as Trustees from the
      Board I Funds  effective  January 1, 2003,  March 31,  2003 and July 31,
      2003, respectively.
9.    Includes  $124  deferred by Mr.  Motley under the Deferred  Compensation
      Plan described below.
10.   The amount for Mr. Spiro is based on the assumption  that he will retire at age 82 when he becomes  eligible to receive  retirement plan benefits
      (after 7 years of service).

      The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the
Board I Funds for at least 15 years to be eligible for the maximum payment.
Each Trustee's retirement benefits will depend on the amount of the compensation received by the Trustee for service in future fiscal years as well as the Trustee's length of service.

      The Board of  Trustees  has  adopted a  Deferred  Compensation  Plan for
Independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though  an  equivalent  amount  had been  invested  in  shares  of one or more
Oppenheimer  funds  selected  by the  Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.  Deferral of Trustees' fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

D. Information regarding Officers.

      Information is given below about the executive officers who are not
Trustees of the Fund, including their business experience during the past five years. Messrs. Steinmetz, Wong, Vottiero, Wixted and Zack and Mses.
Bechtolt and Ives, respectively hold the same offices with the other
Oppenheimer funds in the OppenheimerFunds family of funds. The address of the officers in the chart below is as follows: for Messrs. Steinmetz, Wong, and
Zack, Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008, for Messrs. Vottiero and Wixted and Mses. Bechtolt and Ives, 6803
S. Tucson Way, Centennial, CO 80112-3924. Each officer serves for an annual term or until his or her earlier resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur P. Steinmetz,    Senior Vice President of the Manager (since March 1993) and
Vice President and      of HarbourView Asset Management Corporation (since March
Portfolio Manager       2000); an officer of 4 portfolios in the OppenheimerFunds
since 1999              complex.
Age:  45
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Caleb Wong, Vice        Vice President (since June 1999) of the Adviser; worked in
President and           fixed-income quantitative research and risk management for
Portfolio Manager       the Adviser (since July 1996); an officer of 1 portfolio in
since 1999              the OppenheimerFunds complex; formerly Assistant Vice
Age:  38                President of the Adviser (January 1997 - June 1999); before joining the Adviser in July 1996 he was enrolled in the
                        Ph.D. program for Economics at the University of Chicago.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer (since March 1999) of HarbourView
Age: 44                 Asset Management Corporation, Shareholder Services, Inc.,
                        Oppenheimer Real Asset Management, Inc., Shareholder
                        Financial Services, Inc., Oppenheimer Partnership Holdings,
                        Inc., OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000) and OFI Institutional Asset
                        Management, Inc. (since November 2000) (offshore fund
                        management subsidiaries of the Manager); Treasurer and
                        Chief Financial Officer (since May 2000) of Oppenheimer
                        Trust Company (a trust company subsidiary of the Manager);
                        Assistant Treasurer (since March 1999) of Oppenheimer
                        Acquisition Corp. and OppenheimerFunds Legacy Program
                        (since April 2000). An officer of 82 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 82
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002) prior to which he was Chief
Age: 41                 Financial Officer at Sovlink Corporation (April 1996-June
                        1999). An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President (since May 1985) and General Counsel
Secretary since 2001    (since February 2002) of the Manager; General Counsel and a
Age: 55                 director (since November 2001) of OppenheimerFunds
                        Distributor, Inc.; Senior Vice President and General
                        Counsel (since November 2001) of HarbourView Asset
                        Management Corporation; Vice President and a director
                        (since November 2000) of Oppenheimer Partnership Holdings,
                        Inc.; Senior Vice President, General Counsel and a director
                        (since November 2001) of Shareholder Services, Inc.,
                        Shareholder Financial Services, Inc., OFI Private
                        Investments, Inc., Oppenheimer Trust Company and OFI
                        Institutional Asset Management, Inc.; General Counsel
                        (since November 2001) of Centennial Asset Management
                        Corporation; a director (since November 2001) of
                        Oppenheimer Real Asset Management, Inc.; Assistant
                        Secretary and a director (since November 2001) of
                        OppenheimerFunds International Ltd.; Vice President (since
                        November 2001) of OppenheimerFunds Legacy Program;
                        Secretary (since November 2001) of Oppenheimer Acquisition
                        Corp.; formerly Acting General Counsel (November
                        2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Manager; Assistant Secretary of
                        Shareholder Services, Inc. (May 1985-November 2001),
                        Shareholder Financial Services, Inc. (November
                        1989-November 2001); OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc (October 1997-November 2001). An
                        officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel (since
Assistant Secretary     October 2003) of the Manager; Vice President (since 1999)
since 2001              of OppenheimerFunds Distributor, Inc.; Vice President and
Age: 38                 Assistant Secretary (since 1999) of Shareholder Services,
                        Inc.; Assistant Secretary (since December 2001) of
                        OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc.; formerly an Associate Counsel (August
                        1994-October 2003). An officer of 82 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------

As of May 18, 2004, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or any person directly or indirectly controlling, controlled by or under common control with the Manager.

Section 16(a) of the 1934 Act requires the Fund's officers and trustees, and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the
Securities and Exchange Commission and the New York Stock Exchange. Officers,
trustees and greater than 10% shareholders are required by Securities and
Exchange Commission regulations to furnish the Fund with copies of all
Section 16(a) forms they file.  Based solely on a review of the copies of
Section 16(a) forms furnished to the Fund, or written representations that no
Forms 5 were required, the Fund believes that during the fiscal year ended
October 31, 2003 all Section 16(a) filing requirements applicable to its officers, trustees and greater than 10% beneficial owners were complied with.

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (Proposal No. 1)

The Investment Company Act and the Fund's undertakings to The New York Stock
Exchange require that independent certified public accountants and auditors
("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held.  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the
Investment Company Act) of the Fund or the Manager, at a meeting held October
10, 2003 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 2003.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor and provides certain auditing and non-auditing services for the Manager and its affiliated companies. The Audit Committee of the Fund's Board of Trustees considered and found that the provision of such non-audit services is compatible with maintaining the principal accountant's independence.  At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors for the fiscal year beginning November 1,
2003.

During the fiscal year ended October 31, 2003, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters, and meetings with the Board of Trustees.

Upon recommendation by its Audit Committee, the Board of Trustees selected
KPMG as independent accountants to audit the Fund's financial statements.
Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.
Audit Fees:
For the Fund's 2003 and 2002 fiscal year, aggregate fees billed by KPMG for the audit of the Fund's annual financial statements for the year ended
October 31, 2003 and 2002 were $30,000 and $25,000, respectively.
Audit Related Fees:
For the calendar years ended December 31, 2002 and 2003, aggregate fees billed by KPMG to the Fund's Manager, an any entity controlling, controlled by or under common control with the Manager that provides services to the
Fund during the Fund's two most recent calendar years were $27,000 for 2002 and $47,750 for 2003 for audit-related services and $14,022 for 2002 and
$94,433 for 2003 for tax or other services to the Fund, respectively.
The Fund's Audit Committee Charter requires pre-approval by the Audit
Committee of all audit and non-audit services to be provided to the Fund by
KPMG, including the fees for such services. For the 2003 and 2002 fiscal years, the Manager did not pay KPMG any amounts for non-audit services. The
Audit Committee of the Fund's Board of Trustees considers any non-audit services and determines if they are compatible with maintaining KPMG's independence when providing services to the Fund.  The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                                Additional Information

Shares Outstanding and Entitled to Vote. As of the close of business of the record date, May 18, 2004, the Fund had 29,229,920 shares outstanding.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share). As of
May 18, 2004, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were
Charles Schwab, 101 Montgomery St, San Francisco, CA 94104, which owned
3,894,552 shares (13.32% of the then outstanding shares); UBS Financial
Services, 1000 Harbor Blvd, Weehawken, NJ 07087, which owned 2,384,182 shares
(8.16% of the then outstanding shares); AG Edwards, 1 North Jefferson, Saint
Louis, MO 63131, which owned 1,786,107 shares (6.11% of the then outstanding shares); J P Morgan Chase, 270 Park Ave, New York, NY 10017, which owned
1,646,504 shares (5.63% of the then outstanding shares).:

The Manager and the Transfer Agent. Subject to the authority of the Board of
Trustees, the Manager is responsible for the day-to-day management of the
Fund's business, pursuant to its investment advisory agreement with the
Fund.  Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the
Manager, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund.  SFSI is paid an agreed upon fee for each account plus out-of-pocket costs and expenses.  The Fund incurred approximately $21,060 in expenses for the fiscal year ended October 31, 2003 for services provided by SFSI.

The Manager (including affiliates and subsidiaries) managed assets of more than $155 billion as of March 31, 2004, including more than 60 funds with more than seven million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The
Manager and OAC are located at Two World Financial Center, 225 Liberty
Street, NewYork, NY 10281-1008 . MassMutual is located at 1295 State Street,
Springfield, Massachusetts 01111. OAC acquired the Manager on October 22,
1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

At March 31, 2004 , MassMutual held (i) all of the 21,600,000 shares of Class
A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii)
21,178,801 shares of Class C non-voting stock. This collectively represented
96.3% of the outstanding common stock and 97.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held
(i) 601,710  shares of the Class B voting stock, representing 1.0% of the outstanding common stock and 1.7% of the voting power, (ii) 238,474  shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8.8 million shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. There were no transactions by a person who serves as a Trustee of the Fund during the period June 30, 2000 to March 31, 2004.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman, President, Chief
Executive Officer and a director; Robert G. Zack, Executive Vice President and General Counsel; Andrew Ruotolo, Executive Vice President and a director;
David Pffefer, Chief Financial Officer; Craig Dinsell and James Ruff,
Executive Vice Presidents; Kurt Wolfgruber, Executive Vice President and
Chief Investment Officer, and Brian W. Wixted, Senior Vice President and
Treasurer; and Robert Bonomo, Ruggero de'Rossi, Bruce Dunbar, Ronald H.
Fielding, John Forrest, P. Lyman Foster, Robert B. Grill, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Christopher Leavy, Angelo
Manioudakis, Charles McKenzie, Andrew J. Mika, David Robertson, Keith
Spencer, Arthur Steinmetz, John Stoma, Martin Telles, Jerry A. Webman,
William L. Wilby, Phillip Witkower, Donna Winn, Kenneth Winston, Carol Wolf,
and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008; 6803 South Tucson Way, Centennial,
CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, New
York, 11245, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended October 31, 2003 has previously been sent to shareholders.
The Semi-Annual Report to Shareholders of the Fund as of April 31, 2004 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or by calling the Fund at
1.800.647.7374.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at
1.800.647.7374.  You may also notify the transfer agent in writing.
Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation by letter,  telephone or otherwise,  will be paid by the Fund. In addition  to  solicitations  by mail,  officers  of the Fund or  officers  and employees of the  transfer  agent,  without  extra  compensation,  may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the
Fund's expense to assist in the solicitation of proxies.  As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.
It is anticipated the cost of engaging a proxy solicitation firm would not exceed $2,500 plus the additional costs, that may be substantial, incurred in
              ----
connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.
For those services, they will be reimbursed by the Fund for their expenses.

Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at
1.800.647.7374.  Any proxy given by a shareholder is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy via facsimile or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the meeting is required for the election of each nominee for Trustee and for the approval of the Proposal.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or
"AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.
If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of the
Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such shares, the institutional investor may be authorized to vote such shares, as well as shares the institutional investor itself owns, in the same proportion as shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund (at the address listed on the first page) expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

                           RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 2004 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                     OTHER MATTERS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of the election of Trustees or the Proposal set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the
Meeting to be adjourned. The persons named as proxies on the proxy ballots
(or their substitutes) will vote the shares present in person or by proxy
(including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    June 9, 2004

                    OPPENHEIMER MULTI-SECTOR INCOME TRUST
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD July 23, 2004

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Connie
Bechtolt, Philip Vottiero, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders of Oppenheimer Multi-Sector
Income Trust (the "Fund") to be held at 6803 South Tucson Way, Centennial,
Colorado, 80112, on July 23, 2004, at 1:00 P. M. Mountain time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned

This proxy is solicited on behalf of the Fund's Board of Trustees, and all proposals have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side or "FOR"
a proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

                                        CONTROL NUMBER:  999  9999  9999
                                            999
                                        Note: Please sign this proxy
                                        exactly as your name or names
                                        appear hereon.  Each joint owner
                                        should sign.  Trustees and other
                                        fiduciaries should indicate the
                                        capacity in which they sign. If a
                                        corporation, partnership or other
                                        entity, this signature should be
                                        that of a duly authorized
                                        individual who should state his or
                                        her title.

-----------------------------------------------------------------------------
                                        Signature

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                                        Signature of joint owner, if any

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                                        Date

 PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
  PROMPTLY IN THE ENCLOSED ENVELOPE

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [

1.    To elect a Board of Trustees

    01 Robert G. Galli  02 Kenneth A. Randall   03 Edward V. Regan

    04 Russell S. Reynolds, Jr.

    If you wish to withhold authority to vote your shares "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below.  Your shares will be voted "FOR" any remaining nominee(s).

FOR               WITHOLD           FOR ALL EXCEPT
ALL____           ALL____           ____

2.  Ratification of selection of KPMG LLP as independent certified public accountants and auditors for the fiscal year commencing November 1, 2003

            FOR____           AGAINST____       ABSTAIN____

                                    Signature(s)

                                    Signature(s)

680